SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2005

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-5571 (Commission File Number)	75-1047710 (I.R.S. Employer Identification No.)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On December 16, 2005, Gary M. Kusin, a director of RadioShack Corporation (the “Company”), notified the Company of his decision to resign from the board of directors of the Company, due to his inability to give sufficient time in the future to his board duties resulting from other personal commitments. It is anticipated that the number of directors of the Company will be decreased from fourteen to thirteen to reflect Mr. Kusin’s resignation.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of December, 2005.

RADIOSHACK CORPORATION /s/ David S. Goldberg ------------------------------------------------------------------- David S. Goldberg Senior Vice President - Chief Legal Officer and Corporate Secretary